CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                  E. Virgil Conway

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March 1998.





                                                   Gordon J. Davis

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                    Ruth M. Davis

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                   Joan S. Freilich

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                   Ellen V. Futter

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of March 1998.





                                                   Arthur Hauspurg

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                Sally Herenandez-Pinero

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1998.





                                                   Peter W. Likins

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                  Eugene R. McGrath

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                  Donald K. Ross

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March 1998.





                                                  Robert G. Schwartz

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of March 1998.





                                                   Richard A. Voell

                            CONSOLIDATED EDISON, INC.

                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


       WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March 1998.





                                                  Hyman Schoenblum